Exhibit 99.1

Playtika Holding Corp. Reports Third Quarter 2021 Results

Third Quarter Revenue Grew to $636 million, up 4% year-over-year
Acquired Reworks, maker of hit game Redecor
Proprietary Platforms Increased to 22% of Overall Revenues
Soft launched Merge Stories and additional new title planned for 2022
Herzilya, Israel - November 3, 2021 - Playtika Holding Corp. (NASDAQ: PLTK) today released financial results for its third quarter for the period ending September 30, 2021.

Third Quarter 2021 Financial Highlights:

•Third quarter revenue was $635.9 million compared to $613.3 million in the prior year period.
•Net income was $80.5 million compared to $119.9 million in the prior year period.
•Adjusted EBITDA, a non-GAAP financial measure defined below, was $247.8 million compared to $261.4 million in the prior year period.
•Our cash and cash equivalents and short-term bank deposits totaled $994.2 million as of September 30th, 2021 with $600 million in additional borrowing capacity pursuant to our Revolving Credit Facility, resulting in over $1.5 billion of available liquidity.

“The third quarter presented opportunities for us to make product investments and set the stage for growth in 2022 and beyond,” said Robert Antokol, Chief Executive Officer of Playtika. “We completed a substantial acquisition, globally launched an exciting new title, and continue to expand into evergreen categories with the soft launch of Merge Stories last week. We remain highly focused on implementing new features and campaigns to continue to grow our business.”

“We are confident that the infrastructure and product investments made in Q3’21 will allow us to drive sequential growth across our portfolio into 2022,” said Craig Abrahams, President and Chief Financial Officer. “Our proprietary platform growth continues to drive margin expansion to fund investments in marketing campaigns, R&D, and product teams. We remain optimistic for the future with over $1.5 billion of available liquidity to drive our M&A and new strategic initiatives.”

Highlights

•Casual portfolio grew revenue 12% year-over-year
•Average Daily Player Conversion increased to 2.8%, up from 2.6% in Q3’20
•Bingo Blitz grew revenue 15% year-over-year
•Solitaire Grand Harvest grew revenue 45% year-over-year
•Acquired Reworks Oy, maker of the #2 Design Entertainment App for $400 million in cash

New Game Developments

•Global launch of Switchcraft: The Magical Match 3 & Mystery Story on October 11th
•Announcing soft launch of Merge Stories and global launch planned for Q2’22
◦Built by our Jelly Button studio, creators of Board Kings
•Announcing another new casual soft launch planned for 2022

Financial Outlook

For the full year 2021 the company anticipates revenue of $2.57 billion and Adjusted EBITDA of $980 million.

Analyst Day Announcement

Playtika will host its first-ever Analyst Day in person and virtually on a TBD date in early March, in New York City. This is a revision from the former date of Monday, December 6th.

Conference Call

Playtika management will host a conference call at 5:30 a.m. Pacific Time (8:30 a.m. Eastern Time) today to discuss the company’s results. The conference call can be accessed via the conference numbers below and also via a webcast accessible at investors.playtika.com. A replay of the call will be available through the website one hour following the call and will be archived for one year.
•Toll-free dial-in number: (833) 665-0587
•International dial-in number: (661) 407-1603
•Conference ID: 4197922

Summary Operating Results of Playtika Holding Corp.

	Three months ended September 30,		Nine months ended September 30,
(in millions of dollars, except percentages, Average DPUs, and ARPDAU)	2021	2020	2021	2020
Revenues	$635.9	$613.3	$1,934.0	$1,798.0
Total cost and expenses	$481.4	$409.6	$1,483.8	$1,553.1
Operating income	$154.5	$203.7	$450.2	$244.9
Net income	$80.5	$119.9	$206.2	$16.1
Adjusted EBITDA	$247.8	$261.4	$770.2	$730.8
Net income margin	12.7%	19.5%	10.7%	0.9%
Adjusted EBITDA margin	39.0%	42.6%	39.8%	40.6%

Non-financial performance metrics
Average DAUs	10.4	10.9	10.4	11.4
Average DPUs (in thousands)	293	283	296	290
Average Daily Payer Conversion	2.8%	2.6%	2.8%	2.5%
ARPDAU	$0.67	$0.61	$0.68	$0.57
Average MAUs	35.4	32.4	34.3	35.2

About Playtika Holding Corp.

Playtika Holding Corp. is a leading mobile gaming company and monetization platform with over 35 million monthly active users across a portfolio of games titles. Founded in 2010, Playtika was among the first to offer free-to-play social games on social networks and, shortly after, on mobile platforms. Headquartered in Herzliya, Israel, and guided by a mission to entertain the world through infinite ways to play, Playtika has 20 offices worldwide including Tel-Aviv, London, Berlin, Vienna, Helsinki, Montreal, Chicago, Las Vegas, Santa Monica, Newport Beach, Sydney, Kiev, Bucharest, Minsk, Dnepr, Vinnytsia, Lausanne and Warsaw.

Forward Looking Information

In this press release, we make “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Further, statements that include words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "present," "preserve," "project," "pursue," "will," or "would," or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•our reliance on third-party platforms, such as the iOS App Store, Facebook, and Google Play Store, to distribute our games and collect revenues, and the risk that such platforms may adversely change their policies;
•our reliance on a limited number of games to generate the majority of our revenue;
•our reliance on a small percentage of total users to generate a majority of our revenue;
•our free-to-play business model, and the value of virtual items sold in our games, is highly dependent on how we manage the game revenues and pricing models;
•our inability to complete acquisitions and integrate any acquired businesses successfully could limit our growth or disrupt our plans and operations;
•we may be unable to successfully develop new games;
•our ability to compete in a highly competitive industry with low barriers to entry;
•we have significant indebtedness and are subject to the obligations and restrictive covenants under our debt instruments;
•the impact of the COVID-19 pandemic on our business and the economy as a whole;
•our controlled company status;
•legal or regulatory restrictions or proceedings could adversely impact our business and limit the growth of our operations;
•risks related to our international operations and ownership, including our significant operations in Israel and Belarus and the fact that our controlling stockholder is a Chinese-owned company;
•our reliance on key personnel;
•security breaches or other disruptions could compromise our information or our players’ information and expose us to liability; and
•our inability to protect our intellectual property and proprietary information could adversely impact our business.

Additional factors that may cause future events and actual results, financial or otherwise, to differ, potentially materially, from those discussed in or implied by the forward-looking statements include the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur, and reported results should not be considered as an indication of future performance. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Except as required by law, we undertake no obligation to update any forward-looking statements for any reason to conform these statements to actual results or to changes in our expectations.

PLAYTIKA HOLDING CORP.
CONSOLIDATED BALANCE SHEETS
(In millions, except for per share data)

	September 30,	December 31,
	2021	2020
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$894.1	$520.1
Short-term bank deposits	100.1	—
Restricted cash	2.1	3.5
Accounts receivable	135.4	129.3
Prepaid expenses and other current assets	145.5	101.6
Total current assets	1,277.2	754.5
Property and equipment, net	98.6	98.5
Operating lease right-of-use assets	86.4	73.4
Intangible assets other than goodwill, net	437.7	327.7
Goodwill	794.1	484.8
Deferred tax assets, net	27.6	28.5
Other non-current assets	5.8	8.8
Total assets	$2,727.4	$1,776.2

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Current maturities of long-term debt	$12.3	$104.6
Accounts payable	36.6	34.6
Operating lease liabilities, current	18.8	16.4
Accrued expenses and other current liabilities	512.9	484.8
Total current liabilities	580.6	640.4
Long-term debt	2,425.8	2,209.8
Contingent consideration	32.2	—
Employee related benefits	23.3	16.1
Operating lease liabilities, long-term	75.6	67.0
Deferred tax liabilities	97.9	86.4
Total liabilities	3,235.4	3,019.7
Commitments and contingencies
Stockholders' equity (deficit)
Common stock of US $0.01 par value; 1,600.0 shares authorized and 409.6 issued and outstanding at September 30, 2021; 400.0 shares authorized and 391.1 shares issued and outstanding at December 31, 2020(1)	4.1	3.9
Additional paid-in capital	1,005.0	462.3
Accumulated other comprehensive income	3.1	16.7
Accumulated deficit	(1,520.2)	(1,726.4)
Total stockholders' deficit	(508.0)	(1,243.5)
Total liabilities and stockholders’ deficit	$2,727.4	$1,776.2
(1)    Prior period results have been adjusted to reflect the 400-for-1 stock split effected in January 2021

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In millions, except for per share data)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Revenues	$635.9	$613.3	$1,934.0	$1,798.0
Costs and expenses
Cost of revenue	179.2	180.2	546.1	538.7
Research and development	91.5	65.5	268.5	192.1
Sales and marketing	141.1	116.7	427.7	367.8
General and administrative	69.6	47.2	241.5	454.5
Total costs and expenses	481.4	409.6	1,483.8	1,553.1
Income from operations	154.5	203.7	450.2	244.9
Interest expense and other, net	24.9	44.8	124.6	149.1
Income before income taxes	129.6	158.9	325.6	95.8
Provision for income taxes	49.1	39.0	119.4	79.7
Net income	80.5	119.9	206.2	16.1
Other comprehensive income (loss)
Foreign currency translation	(5.6)	8.9	(12.7)	8.9
Change in fair value of derivatives	0.8	—	(0.9)	—
Total other comprehensive income (loss)	(4.8)	8.9	(13.6)	8.9
Comprehensive income	$75.7	$128.8	$192.6	$25.0

Net income per share attributable to common stockholders, basic	$0.20	$0.31	$0.50	$0.04
Net income per share attributable to common stockholders, diluted	$0.20	$0.31	$0.50	$0.04
Weighted-average shares used in computing net income per share attributable to common stockholders, basic	409.6	391.1	408.6	382.6
Weighted-average shares used in computing net income per share attributable to common stockholders, diluted	411.6	391.1	410.9	382.6

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)
(Unaudited)

	Nine months ended September 30,
	2021	2020
Cash flows from operating activities	$383.8	$333.5
Cash flows from investing activities
Purchase of property and equipment	(31.5)	(41.7)
Capitalization of internal use software costs	(33.6)	(22.0)
Purchase of intangible assets	(8.7)	(6.3)
Short-term bank deposits	(100.0)	—
Payments for business combination, net of cash acquired	(397.7)	—
Other investing activities	2.1	—
Net cash used in investing activities	(569.4)	(70.0)
Cash flows from financing activities
Proceeds from bank borrowings, net	887.7	—
Repayments on bank borrowings	(960.5)	—
Proceeds from issuance of unsecured notes	178.9	—
Proceeds from issuance of common stock, net	470.4	—
Payment of debt issuance costs	(12.0)	—
Borrowings under revolving credit facility	—	250.0
Repayment of term loan and revolving credit facility	—	(377.1)
Payment of tax withholdings on stock-based payments	—	(15.7)
Payment of deferred offering costs	—	(0.6)
Net cash out flow for business acquisitions and other	—	(4.9)
Net cash provided by (used in) financing activities	564.5	(148.3)
Effect of exchange rate changes on cash and cash equivalents	(6.3)	(3.6)
Net change in cash, cash equivalents and restricted cash	372.6	111.6
Cash, cash equivalents and restricted cash at the beginning of the period	523.6	272.0
Cash, cash equivalents and restricted cash at the end of the period	$896.2	$383.6

Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP financial measure and should not be construed as an alternative to net income as an indicator of operating performance, nor as an alternative to cash flow provided by operating activities as a measure of liquidity, or any other performance measure in each case as determined in accordance with GAAP.

Below is a reconciliation of Adjusted EBITDA to net income, the closest GAAP financial measure. We define Adjusted EBITDA as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) stock-based compensation, (vi) legal settlements, (vii) contingent consideration, (viii) acquisition and related expenses, (ix) expense under our long-term compensation plans, (x) M&A related retention payments, and (xi) certain other items, including impairments. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by revenues.

We supplementally present Adjusted EBITDA and Adjusted EBITDA Margin because these are key operating measures used by our management to assess our financial performance. Adjusted EBITDA adjusts for items that we believe do not reflect the ongoing operating performance of our business, such as certain noncash items, unusual or infrequent items or items that change from period to period without any material relevance to our operating performance. Management believes Adjusted EBITDA and Adjusted EBITDA Margin are useful to investors and analysts in highlighting trends in our operating performance, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. Management uses Adjusted EBITDA and Adjusted EBITDA Margin to supplement GAAP measures of performance in the evaluation of the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against other peer companies using similar measures. We evaluate Adjusted EBITDA and Adjusted EBITDA Margin in conjunction with our results according to GAAP because we believe they provide investors and analysts a more complete understanding of factors and trends affecting our business than GAAP measures alone.

Adjusted EBITDA and Adjusted EBITDA Margin as calculated herein may not be comparable to similarly titled measures reported by other companies within the industry and are not determined in accordance with GAAP. Our presentation of Adjusted EBITDA and Adjusted EBITDA Margin should not be construed as an inference that our future results will be unaffected by unusual or unexpected items.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
(In millions)

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Net income	$80.5	$119.9	$206.2	$16.1
Provision for income taxes	49.1	39.0	119.4	79.7
Interest expense and other, net	24.9	44.8	124.6	149.1
Depreciation and amortization	36.5	28.3	103.0	85.0
EBITDA	191.0	232.0	553.2	329.9
Stock-based compensation(1)	23.0	4.5	72.8	264.8
Acquisition and related expenses(2)	1.2	0.1	43.2	30.0
Legal settlement(3)	—	—	—	37.6
Long-term cash compensation(4)	28.5	19.1	88.5	51.3
M&A related retention payments(5)	2.3	4.2	9.1	13.7
Other one-time items	1.8	1.5	3.4	3.5
Adjusted EBITDA	$247.8	$261.4	$770.2	$730.8
Net income margin	12.7%	19.5%	10.7%	0.9%
Adjusted EBITDA margin	39.0%	42.6%	39.8%	40.6%
_________

(1)    Reflects, for the three and nine months ended September 30, 2021 and 2020, stock-based compensation expense related to the issuance of equity awards to certain of our employees.
(2)    Amounts for the nine months ended September 30, 2021 primarily relate to bonus expenses paid as a result of the successful initial public offering of the Company’s stock in January 2021. Amounts for the three and nine months ended September 30, 2020 include (i) contingent consideration expense with respect to our acquisitions of Seriously and Supertreat, and (ii) third-party fees for actual or planned acquisitions, including related legal, consulting and other expenditures.
(3)    Reflects a legal settlement expense of $37.6 million for the nine months ended September 30, 2020.
(4)    Includes expenses recognized for grants of annual cash awards to employees pursuant to our Retention Plans, which awards are incremental to salary and bonus payments, and which plans expire in 2024. For more information, see the notes to our consolidated financial statements.
(4)    Includes retention awards to key individuals associated with acquired companies as an incentive to retain those individuals on a long-term basis. For more information, see the notes to our consolidated financial statements.

Contacts

Investor Relations	Press Contact
Playtika	The OutCast Agency
David Niederman	Angela Allison
davidni@playtika.com	playtika@theoutcastagency.com